Supplement dated April 1, 2009 to the

MassMutual Equity Edge variable annuity prospectus and the

Flex Extra variable annuity prospectus

both dated May 1, 2008

In the “Table of Fees and Expenses” section, in the “Investment Management Fees and Other Expenses” table, in the row for the MML Money Market Fund, in the “Management Fees” column we are adding a footnote reference to footnote X. Following the table we are adding footnote X:

X. MassMutual has agreed to voluntarily waive some or all of its management fees in an attempt to allow the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

For more information about the funds, read each fund prospectus. We will deliver current fund prospectuses to you. You may also contact our Retirement Income Service Center and request current fund prospectuses at any time.